EATON VANCE LARGE-CAP VALUE FUND

Supplement to Summary Prospectus, Prospectus and

Statement of Additional Information dated May 1, 2022

Effective September 30, 2022, the portfolio management team for Eaton Vance Large-Cap Value Fund will be as follows:

Aaron S. Dunn, CFA, Vice President of BMR, has managed the Fund or Large-Cap Value Portfolio since December 2017.

Bradley T. Galko, CFA, Vice President of BMR, has managed the Fund since February 2020.

July 25, 2022	41036 7.25.22